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                                                                   Exhibit 10.62


                      FORM OF SHORTFALL FUNDING AGREEMENT


         THIS SHORTFALL FUNDING AGREEMENT ("AGREEMENT") is made as of the Documentation Date by and among ALCO __, L.L.C., a North Carolina limited liability company (the "LESSEE"), the members of Lessee listed on Schedule A attached hereto (collectively, the "MEMBERS") and Balanced Care Corporation, a Delaware corporation ("BCC").

                               W I T N E S S E T H

         WHEREAS, Capstone Capital of Virginia, Inc., an Alabama corporation ("LESSOR") entered into that certain Lease dated as of the Documentation Date (the "LEASE") with Lessee pursuant to which Lessor leased certain property, together with all improvements now or hereafter located thereon, as more fully described therein (the "PROPERTY") to Lessee on the terms and conditions provided therein; and

         WHEREAS, the Members constitute the holders of all equity interests in the Lessee; and

         WHEREAS, the Lessee and                          , a Delaware
corporation (the "MANAGEMENT Firm") have entered into that certain Management Agreement dated as of the Documentation Date (the "MANAGEMENT AGREEMENT") whereby Lessee has appointed the Management Firm as the exclusive manager and operator of the Facility; and

         WHEREAS, Lessee has granted to Lessor that certain Line of Credit Leasehold Deed of Trust dated as of the Documentation Date (the "FIRST LEASEHOLD MORTGAGE") whereby Lessee has granted to Lessor a first priority security interest in Lessee's leasehold interest in the Lease as more fully provided in the First Leasehold Mortgage; and

         WHEREAS, pursuant to the terms of that certain Promissory Note dated as of the Documentation Date by and between Lessee and CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("LENDER"), (the "PROMISSORY NOTE"), Lender has agreed to advance to Lessee certain amounts to fund certain operational losses anticipated in connection with the Facility, as more particularly set forth in the Promissory Note, and the maximum aggregate amount of such funds to be advanced under the Promissory Note shall equal the Working Capital Reserve (as defined in the Promissory Note); and

         WHEREAS, upon depletion of the Working Capital Reserve, BCC intends to make Advances to the Lessee, on the terms and conditions herein stated, to fund continuing Shortfalls;

         WHEREAS, BCC is willing to fund loans to Lessee covering Shortfalls upon depletion of the Working Capital Reserve only on the terms and conditions provided in this Agreement;
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         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                               FUNDING SHORTFALLS

         SECTION 1.01 FUNDING; WORKING CAPITAL RESERVE. (a) Lessee hereby permits BCC and the Management Firm to request Fundings (as defined in the Promissory Note) from the Lender in accordance with the terms of the Promissory Note to fund operating deficits with respect to the Facility.

         (b) In the event that Lender defaults in the timely payment of Fundings into the Working Capital Reserve as provided in Section 1.01(a), Member agrees that BCC shall have the right at any time thereafter, but not the obligation, to require that the Member sell all of the Equity Interests to BCC or its designee in the manner provided for in the Option Agreement; provided, however, the purchase price for the Equity Interests shall be the amount of Fundings actually deposited into the Cash Collateral Account. In such event, all terms and conditions of the sale applicable to the Option shall be equally applicable to the sale under this Section 1.01(c), and the failure by the Member to close on such sale within 3 days after written notice from BCC (time being of the essence) shall constitute an Event of Default.

         (c) The Member and the Lessee acknowledge and agree that (i) each Funding is not in any way evidence of a loan from any Member to Lessee, (ii) Management Firm may request from Lender Fundings under the Promissory Note at any time Management Firm believes, in its sole discretion, such Fundings are required to pay Shortfalls, (iii) any Indebtedness incurred by Lessee under the Promissory Note shall be fully guaranteed at all times individually by the Members, and (iv) Lessor and Management Firm may withdraw funds from the Working Capital Reserve to fund Shortfalls with respect to the Facility as provided in the Transaction Documents and the Lease Documents.

         SECTION 1.02 ADVANCES. Upon complete depletion of the Working Capital Reserve after all Fundings have been advanced by Lender pursuant to the terms and conditions of the Promissory Note up to the principal amount of the Promissory Note, and to the extent thereafter of any Shortfall, BCC hereby agrees to advance from time to time funds to the Lessee or the Lessor on behalf of the Lessee, as the case may be, upon no less than three (3) days prior written notice, upon the terms and conditions provided herein (each advance being an "ADVANCE" and collectively, the "ADVANCES"). Advances shall be evidenced by one or more promissory notes issued by the Lessee in the form attached hereto as Exhibit A (the "NOTES"). The Notes shall be payable upon demand. Interest shall accrue on the Notes at the rate of 2% over the Prime Rate as announced from time to time in the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in the Wall Street Journal, such other source as the parties may agree), and shall be payable in arrears on the first day of each calendar quarter. All sums owed under the Notes and hereunder to BCC, and all other obligations and covenants under the Transaction Documents applicable to Lessee and the Member (including the obligations of each Member under the Option Agreement), together with all interest payable under the


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Transaction Documents and all other costs and expenses payable by Lessee or any
Member to or for the benefit of BCC or any BCC Affiliate (including indemnification and defense obligations) are referred to herein as the "OBLIGATIONS".

         SECTION 1.03 ASSET PURCHASE OPTION. The Lessee and the Member hereby grant to BCC an option (the "ASSET PURCHASE OPTION") to purchase all of the assets of the Lessee (including the option to take an assignment of the Lease) for the Asset Purchase Price. The Asset Purchase Option may be exercised by BCC by providing written notice to the Lessee at any time during the term of the Lease. The closing of the purchase of the assets of the Lessee shall take place within 30 days after BCC exercises the Asset Purchase Option at such location in Pennsylvania as BCC may designate. At the closing of the asset purchase, the Lessee shall transfer, assign and convey to BCC (or its designee) all assets of Lessee, free and clear of all Liens and restrictions of any kind or nature, except for Liens or restrictions in favor of the Lessor pursuant to the Lease Documents or in favor of BCC pursuant to the Transaction Documents (provided, however, Liens in favor of BCC securing Advances or other Obligations shall be paid in full by Lessee and the Member at the closing of the asset purchase). The Lessee (and the Member if requested by BCC) shall execute and deliver at the closing of the asset purchase an assignment of lease (assigning the Lease to the purchaser), a bill of sale conveying all other assets of the Lessee and such other documents and instruments as BCC may reasonably request, all in form and substance reasonably satisfactory to BCC. The "ASSET PURCHASE PRICE" as used herein shall mean (i) all amounts due under the Promissory Note and the other Loan Documents including the Working Capital Reserve, plus (ii) an amount which, when combined with all Option Payments made pursuant to Section 2(b) of the Option Agreement equals $250,000, plus (iii) the aggregate amount of all Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date (exclusive of the Management
Fee). All Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date of the asset purchase shall be payable from the Asset Purchase Price to BCC or the BCC Affiliate, as appropriate. Lessee and Member agree that if the Asset Purchase Option is exercised, at the time of the closing of the Asset Purchase Option, any amounts due under the Promissory Note, and all other sums due Lender in connection therewith, shall be paid to Lender from the Purchase Price.

         SECTION 1.04 TRANSACTION DOCUMENTS. In addition to the Notes, and to better secure the performance of Lessee and Member hereunder and under the other Transaction Documents, Lessee and the Member (as applicable) have executed and delivered the following:

                  (i) the Lease and the other Lease Documents to which either is a party;

                  (ii) The Loan Documents;

                  (iii) Line of Credit Leasehold Deed of Trust and Security Agreement in the form attached hereto as Exhibit B encumbering the Property in favor of BCC (the "SECOND LEASEHOLD MORTGAGE");

                  (iv) the Deposit Pledge Agreement and the Equity Pledge Agreement; and


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                  (v) such other documents, certificates, powers, affidavits and instruments as BCC may reasonably request.

         In addition to the foregoing documents, Member has executed and delivered to BCC the Option Agreement (the "OPTION AGREEMENT") substantially in the form attached hereto as Exhibit C, whereby Member has agreed that BCC shall have an option to purchase the Equity Interests of each Member in Lessee, on the terms and conditions provided therein.

         SECTION 1.05 INTEREST PAYMENTS. In no event shall the amount of interest due or payable pursuant to any Transaction Document exceed the maximum rate of interest allowed by Law and, in the event any such payment is inadvertently paid by the Lessee or the Member or inadvertently received by BCC or any BCC Affiliate, then such excess sum shall be credited as a payment of principal due to BCC or any BCC Affiliate. It is the express intention of the parties hereto that neither the Lessee nor the Member pay to BCC, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Lessee.

         SECTION 1.06 INTENTION. It is the intention of BCC, the Member and Lessee that (i) the Management Firm operate the Facility pursuant to the Management Agreement, (ii) Lessee include on its financial statements all revenues, expenses and losses with respect to the Facility during the term of this Agreement for accounting purposes, and (iii) Advances made hereunder and all other obligations of Lessee and the Member under the Transaction Documents be secured by the assets of Lessee (including without limitation the Second Leasehold Mortgage), but subject to the rights of Lessor under the Lease, regardless of any bankruptcy, insolvency, receivership or similar proceedings instituted by or against Lessee. BCC, each Member and Lessee agree to take no position inconsistent with the intention of the parties as herein stated.


                                   ARTICLE II
                             CONDITIONS TO ADVANCES

         SECTION 2.01 CONDITIONS PRECEDENT TO ADVANCES. The obligations of BCC to accept delivery of the Transaction Documents and make Advances are subject to the condition precedent that BCC receives the following five days prior to the making of any Advance, in form and substance satisfactory to BCC:

         (a) the Note(s);

         (b) the Second Leasehold Mortgage;

         (c) the Option Agreement;

         (d) the Management Agreement;


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         (e) a certificate of the Secretary of State of the State of North
Carolina stating that the Lessee is duly organized, validly existing and in good standing in such state;

         (f) a certified copy of the Operating Agreement of the Lessee, together with certified resolutions or authorizations of the Lessee granting the power to Lessee to enter into and perform the Transaction Documents;

         (g) all other Transaction Documents;

         (h) the Lease and all other Lease Documents;

         (i) the Loan Documents; and

         (j) such other affidavits, documents, certificates, statements and instruments as BCC may reasonably request.

         SECTION 2.02 ADDITIONAL CONDITIONS PRECEDENT TO ADVANCES. The obligation of BCC to accept delivery of the Transaction Documents and consummate this transaction, and to make any Advance, shall be further subject to the condition precedent that:

         (a) the following statements shall be true and correct (and the delivery by the Lessee and the Member of the Transaction Documents shall be deemed to constitute a representation and warranty by the Lessee and the Member that such statements are true on such date):

                  (i) The representations and warranties contained in Article III of this Agreement and the other Transaction Documents are true and correct in all material respects on and as of the date of the execution and delivery of this Agreement, at the time of each Advance, and as of each date until the Obligations are satisfied in full; and

                  (ii) No event has occurred and is continuing which constitutes a Default or an Event of Default under any of the Transaction Documents; and

         (b) BCC shall have received such other opinions or documents as BCC may request in BCC's reasonable discretion.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 REPRESENTATIONS AND WARRANTIES OF THE LESSEE. The Lessee and each Member represent and warrant as follows:


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         (a) ORGANIZATION; QUALIFICATION. The Lessee is a limited liability company duly formed, validly existing and in good standing under the laws of the State of North Carolina, has qualified to do business in the State in which the Facility is located, and has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted.

         (b) POWER; AUTHORITY. The execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party are within the Lessee's power and have been duly authorized by all necessary action, and this Agreement and the other Transaction Documents to which Lessee is a party have been duly executed and delivered by the duly authorized Manager of the Lessee.

         (c) APPROVAL OR CONSENTS. No approval or consent of any foreign, domestic, federal, state or local authority is required for the due execution, delivery and performance by the Lessee of this Agreement or any other Transaction Document to which it is a party and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party do not conflict with, and will not result in the breach of or default under, any contract, agreement or other document or instrument to which the Lessee is a party or by which its properties are bound.

         (d) BINDING OBLIGATIONS. This Agreement and the other Transaction Documents to which the Lessee or any Member, as the case may be, is a party are legal, valid and binding obligations of the Lessee and such Member enforceable against the Lessee and the Member in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

         (e) LITIGATION. There is no pending or, to the best of Lessee's any Member's knowledge, threatened action, suit or proceeding against or affecting the Lessee before any court, governmental agency or arbitrator.

         (f) APPLICABLE LAW. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Lessee and any Member, as the case may be, is a party, and the borrowings hereunder, do not and will not, by the passage of time, the giving of notice or otherwise, violate any Law applicable to the Lessee or such Member.

         (g) TITLE AND CONDITION OF ASSETS. Except for Lessee's and Lessor's leasehold interest in the Lease, the Lessee has good, marketable and legal title to its properties and assets. The Lessee has a good and valid leasehold interest in the Lease.

         (h) LIENS. None of the properties and assets of the Lessee are subject to any Lien or other charge other than Liens in favor of BCC as provided herein, a BCC Affiliate or the Lessor ("PERMITTED LIENS"), and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party will neither result in the creation of any Lien or other charge upon any of the Lessee's properties or assets, nor cause a default under any agreements to which Lessee is a party.


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         (i) SECURITY. Upon the consummation of this transaction, BCC will have a valid and perfected (a) mortgage lien in the Lease and (b) lien in the Equity Interests.

         (j) TAX RETURNS AND PAYMENTS. All federal, state and other tax returns of the Lessee required by Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Lessee and its properties, income, profits and assets which are due and payable have been paid.

         (k) NO EMPLOYEES. The Lessee has no employees for which it is required to comply with the Employment Retirement Income Security Act of 1974.

         (l) ABSENCE OF DEFAULTS. No event has occurred, which has not been remedied, cured or waived, which constitutes, or with the passage of time or giving of notice or both would constitute, a Default or an Event of Default under any Transaction Document, Lease Document or Loan Document which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by the Lessee under any agreement or judgment, decree or order, to which the Lessee is a party or by which the Lessee or any of its properties may be bound.

         (m) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data furnished to BCC were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give BCC a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the persons involved as at the date thereof and the results of operations for such periods. No document furnished or written statement made to BCC by Lessee or any Member in connection with the execution of this Agreement or any of the other Transaction Documents (or in connection with the organization or capitalization of Lessee by the Members) contains or will contain any untrue statement of a material fact or fails to state a material fact necessary in order to make the statements contained therein not materially misleading.

         (n) SUBSIDIARIES. The Lessee does not own, directly or indirectly, of record or beneficially, any of the voting stock of any class or classes of, or any other voting interests of, any Entity.

         (o) INVESTMENT COMPANY. The Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         (p) PUBLIC UTILITY COMPANY. The Lessee is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company", within the meaning of the Public Holding Company Act of 1935, as amended.


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         (q) SECURITIES REPRESENTATIONS. Neither Lessee nor any agent, broker, dealer or other person or entity has offered or sold any equity interests in Lessee in violation of the 1933 Act or any state securities laws.

         (r) CAPITAL CONTRIBUTIONS. All Indebtedness incurred by Lessee to fund the Working Capital Reserve (including Indebtedness used to make Fundings) constitutes full recourse Indebtedness against Lessee and Members, and such Indebtedness is not limited in collection to any particular asset of the person or Entity incurring such Indebtedness. Each Member has fully guaranteed in his individual capacity all such Indebtedness.


                                   ARTICLE IV
                             COVENANTS OF THE LESSEE

         SECTION 4.01 AFFIRMATIVE COVENANTS. So long as BCC or any BCC Affiliate shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will and the Member shall cause the Lessee to:

         (a) COMPLIANCE WITH LAWS; ETC. Comply, in all material respects with all applicable Laws, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property.

         (b) MAINTENANCE OF INSURANCE. Maintain or contract to be maintained, with premiums fully paid, with responsible and reputable insurance companies or associations, such insurance in such amounts and covering such risks as is required to be carried under the Lease, and all such policies evidencing such insurance shall name BCC and Lessor as additional insureds thereunder. Lessee shall also maintain insurance of sufficient types and amounts to comply with all other Laws of any government entity exercising jurisdiction over Lessee. All insurance policies shall provide for notice of nonrenewal and notice of extension to BCC and Lessor, and shall not be terminated, canceled, amended or modified without 30 days prior written notice to BCC and Lessor. Lessee shall provide BCC with evidence of all insurance, including renewals or extensions of such insurance, promptly after receiving such insurance. Insurance policies and proceeds thereof shall at all times during the term of the Lease be subject to the Lessor's rights as provided in the Lease Documents.

         (c) NOTICE OF LITIGATION AND OTHER MATTERS. Promptly give notice to BCC of the following: (i) any actions, suits or proceedings instituted against the Lessee; (ii) any change in the chief executive office, principal place of business or location of the books and records of the Lessee and (iii) the occurrence of a Default or an Event of Default.

         (d) MAINTENANCE OF PROPERTY. In addition to, and not in derogation of, the requirements of any of the other Transaction Documents, (i) protect and preserve all of its properties, (ii) maintain in good repair, working order and condition all of its tangible properties, and (iii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties so that the business carried on in connection


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therewith may be properly and advantageously conducted at all times, as reasonably may be determined by BCC.

         (e) PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its existence under the Laws of the state of its formation, and preserve and maintain its rights, franchises, licenses and privileges in such state as a limited liability company, and qualify and remain qualified and authorized to do business in such state.

         (f) BUSINESS. At all times endeavor to carry on its business in the most efficient manner possible under the circumstances and engage only in the Primary Intended Use (as defined in the Lease).

         (g) FURTHER ASSURANCES. At BCC's request, from time to time, execute, acknowledge or take such further action as BCC may reasonably require to effectuate the purposes of this Agreement and the purposes of the other Transaction Documents.

Provided, however, notwithstanding anything to the contrary contained in this
Section 4.01, Lessee shall not be in default hereunder to the extent that the obligations described in this Section 4.01 are required to be performed by the Management Firm under the Management Agreement.

         SECTION 4.02 NEGATIVE COVENANTS. So long as BCC shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, neither the Lessee nor the Member will cause the Lessee to, without the prior written consent of BCC:

         (a) LIENS CREATED BY LESSEE. Create or suffer to exist any Lien or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, other than Permitted Liens.

         (b) DISTRIBUTIONS. Make any distribution of cash or other property to the Member or declare or pay any dividend or distribution on any securities of Lessee.

         (c) OTHER BUSINESS. Engage in any business venture or enter into any agreement with respect to any business venture, except as expressly provided in the Transaction Documents with respect to the Facility.

         (d) TRANSFER OF ASSETS. Convey, transfer, lease, sublease, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or Entity. The restrictions of this Subsection shall include a prohibition on any assignment, pledge, hypothecation or other transfer of the Lease or sublease or license of the Facility, except to Lessor, Lender, BCC or a BCC Affiliate in accordance with the terms and conditions of the Transaction Documents, Loan Documents and Lease Documents and except to sublessees as expressly permitted under the Lease.


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         (e) INDEBTEDNESS FOR BORROWED MONEY. Create, assume, guaranty or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding, any Indebtedness, except Indebtedness incurred to BCC or a BCC Affiliate under the Transaction Documents, Indebtedness incurred to Lessor as expressly provided in the Lease Documents or Indebtedness incurred to Lender under the Loan Documents.

         (f) CREATION OF AFFILIATES. Form, organize or participate in the formation or organization of any Entity, or make any investment in any newly formed or existing Entity.

         (g) LOANS. Extend credit to or make any advance, loan, contribution or payment of money or goods to any person or Entity.

         (h) GOVERNANCE DOCUMENTS. Amend, supplement or otherwise modify the terms of the Articles of Organization, the Operating Agreement or any other governance documents of the Lessee in any way.

         (i) OTHER TRANSACTIONS WITH LESSOR. Enter into any transaction with Lessor or any affiliate or related party to or with Lessor, other than pursuant to the Transaction Documents and Loan Documents.

         (j) TRANSFERS OF EQUITY INTERESTS. Permit the Member to transfer all or any portion of the Member's Equity Interests in Lessee to a party that does not as of the date hereof hold an equity interest in the Lessee.

         (k) AMEND TRANSACTION DOCUMENTS. (i) Amend, terminate, supplement or otherwise modify any Transaction Document, (ii) waive any default or potential event of default by Lessor under any Transaction Document, (iii) declare a default or event of default under any Transaction Document, (iv) exercise any right to extend the term of the Lease, (v) exercise any right to purchase the Facility or exercise a right of refusal with respect thereto or (vi) exercise any right to cancel the Lease as a result of a casualty or condemnation with respect to the Facility, or otherwise.

         (l) MERGERS AND CONSOLIDATIONS. Merge or consolidate with, purchase all or any substantial part of the assets of, or otherwise acquire any Entity.

         (m) ISSUANCE OF SECURITIES. Except for the equity interests of the Lessee that have been issued to the Member and are outstanding as of the date hereof, issue any equity interests or options, warrants or other rights to purchase any equity interests or any securities convertible or exchangeable for equity interests, or commit to do any of the foregoing.

         (n) CAPITAL ADDITIONS. Construct or install any Capital Addition (as defined in the Lease) regardless of the cost of such Capital Addition or request or obtain financing for any Capital Addition, whether from Lessor or otherwise, pursuant to Section 9 of the Lease.


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         (o) SUBSTITUTION OF PROPERTY. Offer to substitute a new property or properties for the Property under Article XIII, Article XIV, or Article XIX of the Lease.

Provided, however, notwithstanding anything to the contrary contained in this
Section 4.02, Lessee shall not be in default hereunder to the extent that the events described in this Section 4.02 are caused by the Management Firm.


                                    ARTICLE V
                                EVENTS OF DEFAULT

         SECTION 5.01 EVENTS OF DEFAULT. Each of the following events shall constitute an event of default hereunder ("SHORTFALL EVENT OF DEFAULT"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a) The Lessee shall fail to make any payment of principal or interest, as stated in the Notes, when due, or the Member shall fail to make payments in connection with Fundings (as provided in Section 1.01 hereof) when due (each a "MONETARY DEFAULT"); or

         (b) Any representation or warranty made by the Lessee or the Member under or in connection with any Transaction Document shall prove to have been incorrect or misleading in any material respect when made; or

         (c) The Lessee or the Member shall fail to perform or observe any term, covenant or agreement contained in this Agreement, or in any other Transaction Document, on its or their part to be performed or observed beyond the applicable cure period; or

         (d) The Lessee or any Member shall generally not pay any debts of the Lessee when due; or

         (e) The Lessee or any Member shall admit in writing its inability to pay any debts of the Lessee generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee or any Member seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of the Lessee or any Member of any of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for the Lessee or any Member or for any substantial part of its property; or the Lessee or any Member shall take any action to authorize any of the actions set forth above in this subsection; or

         (f) Any nonappealable judgment or order for the payment of money in excess of $50,000 shall be rendered against the Lessee and the same shall not be discharged within 30 days after entry; or


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         (g) A warrant or writ of attachment or execution or similar process shall be issued against any property of the Lessee which exceeds $50,000 in value and such warrant or process shall continue undischarged or unstayed for ten consecutive days; or

         (h) Any material provision of any Transaction Document to which the Lessee or the Member is a party shall for any reason cease to be valid and binding on the Lessee or the Member, or the Lessee or the Member shall so state in writing; or

         (i) The Second Leasehold Mortgage shall for any reason cease to create a valid and perfected security interest in any of the collateral covered thereby, subject in priority only to the Permitted Liens; or

         (j) an Option Agreement Event of Default, a Mortgage Event of Default, a Lease Event of Default, a Deposit Pledge Event of Default, an Other Transaction Event of Default or a Management Agreement Event of Default shall occur and be continuing.


                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.01 APPLICABLE PROVISIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of a Shortfall Event of Default, the following provisions shall apply:

                  (a)      ACCELERATOR AND TERMINATION:

                           (i) Automatic. Upon the occurrence of a Shortfall
                  Event of Default specified in Section 5.01(e), the principal of, and the interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and any of the other Transaction Documents, shall become automatically due and payable without presentment, demand, protest, or other notice of any kind all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

                           (ii) Optional. If any other Shortfall Event of
                  Default shall have occurred, and in every such event, BCC may do the following: declare the principal of, and interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and the other Transaction Documents, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.


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
         (b) BCC'S RIGHT TO ENTER PROPERTY. BCC may enter upon the Property and any premises on which collateral may be located and, without resistance or interference by the Lessee, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as BCC shall choose, without being liable to the Lessee on account of any loss, damage or depreciation that may occur as a result thereof, in accordance with and subject to the terms of the Lease and the other Lease Documents.

         (c) USE OF PREMISES. BCC may, without payment of any rent or any other charge to Lessee, enter the Property and, without breach of peace, take possession of the Property or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Lessee's equipment, for the purpose of (i) operating the Facility and (ii) collecting any accounts receivable.

         (d) OTHER RIGHTS. BCC may exercise any and all of its rights and remedies available under the other Transaction Documents, as well as those available in Law or in equity.

         (e) RIGHT TO FORECLOSE. BCC may foreclose upon the Lease, take immediate possession of the Facility and Property and operate the Property, all in accordance with the terms and conditions of the Leasehold Mortgage, the Lease and the other Lease Documents.

         SECTION 6.02 APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following a Shortfall Event of Default shall be applied or paid over as follows:

         (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including, without limitation, the expenses for indemnification as provided herein;

         (b) Second: to the payment of the interest due upon the Notes;

         (c) Third: to the payment of the principal due upon the Notes or any other payments owed to BCC under the Transaction Documents; and

         (d) Fourth: the balance (if any) of such proceeds shall be paid to the Lessee subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the Collateral known to BCC and subject to the direction of a court of competent jurisdiction.

         The Lessee shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations owing by the Lessee to BCC after the application of proceeds set forth above together with interest thereon at a rate per annum equal to the highest rate then payable hereunder.

         SECTION 6.03 MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.


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
         (a) RIGHTS CUMULATIVE. The rights and remedies of BCC under this Agreement and each of the other Transaction Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies BCC may be selective and no failure or delay by BCC in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise of any other power or right.

         (b) WAIVER OF MARSHALLING. The Lessee hereby waives any right to require any marshalling of assets and any similar right.

         (c) LIMITATION OF LIABILITY. Nothing contained in this Article VI or elsewhere in this Agreement or in any other Transaction Documents shall be construed as requiring or obligating BCC or any agent or designee thereof to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any account or any other Collateral or the moneys due or to become due under the Notes or any other Transaction Documents or in connection therewith, or to take any steps necessary to preserve any rights against prior parties and neither BCC nor any of its agents or designees shall have any liability to the Lessee for actions taken pursuant to this Article VI, any other provision of this Agreement or any other Transaction Documents, except as otherwise provided by Law.

         (d) WAIVER OF DEFENSES. Lessee hereby waives any and all defenses, either by way of set-off as to matters arising prior to the date hereof or any other defenses, which Lessee presently believes it has or which Lessee may have in the future relating to monetary defaults under this Agreement or any other Transaction Document.


                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

         SECTION 7.01 RIGHT TO CURE DEFAULTS UNDER TRANSACTION DOCUMENTS. Lessee shall give BCC immediate notice of an default or event of default under any Transaction Document received from Lessor. BCC shall have the right, but not the obligation, to cure such default or event of default. To the extent that BCC shall expend sums to cure any such default or event of default, such sums shall be deemed Advances hereunder, payable upon demand; provided, however, that in the event that such default or event of default is due to a default or event of default on the part of the Management Firm, such sums shall not be deemed Advances.

         SECTION 7.02 POOLING OF FACILITIES. BCC covenants and agrees that upon the exercise by BCC of either the Option to acquire the Equity Interests of the Members pursuant to the Option Agreement or the Asset Purchase Option to acquire all of the assets of Lessee hereunder, BCC or a BCC Affiliate shall (so long as no Other Transaction Event of Default shall have occurred), within eighteen (18) months after the closing of such acquisition, acquire either the assets or equity of both (i) ALCO X, L.L.C., a North Carolina limited liability company ("ALCO X") pursuant to that certain Shortfall Funding Agreement dated as of the Documentation Date by and among ALCO X, the members of ALCO X and BCC or that certain


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
Option Agreement dated as of the Documentation Date by and between the members of ALCO X and BCC, respectively, and (ii) ALCO XI, L.L.C., a North Carolina limited liability company ("ALCO XI") pursuant to that certain Shortfall Funding Agreement dated as of the Documentation Date by and among ALCO XI, the members of ALCO XI and BCC or that certain Option Agreement dated as of the Documentation Date by and between the members of ALCO XI and BCC, respectively.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.01 DEFINITIONS; INTERPRETATION; MISCELLANEOUS. Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in Appendix 1 hereto; the rules of interpretation and other provisions set forth in Appendix 1 hereto shall apply to this Agreement.

         SECTION 8.02 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, Federal Express or other recognized overnight courier or sent by registered or certified U.S. mail, return receipt requested or sent by facsimile or telecopy transmission and addressed:

                      (i)     If to the Lessee or any Member,  at:

                              ALCO IX, L.L.C.
                              46 Third Street, N.W.
                              Hickory, North Carolina 28601


                      (ii)    If to BCC, at

                              c/o BCC Development and Management Co.
                              5021 Louise Drive
                              Suite 200
                              Mechanicsburg, PA 17055

or to such other address or facsimile number as a party may designate by notice to the other parties hereto.

         SECTION 8.03 JURISDICTION. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY PENNSYLVANIA COURT OR FEDERAL COURT SITTING IN PENNSYLVANIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THE LESSEE IS A PARTY, AND THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA COURT OR IN SUCH FEDERAL COURT. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY


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
WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE LESSEE AND THE MEMBER IRREVOCABLY CONSENT TO THE SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE LESSEE AT ITS ADDRESS SPECIFIED IN SECTION 8.02. THE LESSEE AND THE MEMBER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF BCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF BCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE LESSEE OR ITS PROPERTY (OR THE MEMBER OR THE MEMBER'S PROPERTY) IN THE COURTS OF OTHER JURISDICTIONS.

         SECTION 8.04 PERFORMANCE OF LESSEE'S DUTIES. The Lessee's obligations, and the obligation of the Member, under this Agreement and the other Transaction Documents shall be performed by the Lessee and the Member at their sole cost and expense. If the Lessee or the Member shall fail to do any act or thing which it or they have covenanted to do under this Agreement or any of the other Transaction Documents, BCC may, but shall not be obligated to, do the same or cause it to be done either in the name of BCC or in the name and on behalf of the Lessee or the Member, and the Lessee and the Member hereby irrevocably authorizes BCC so to act.

         SECTION 8.05 INDEMNIFICATION. The Lessee agrees to reimburse BCC for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold BCC harmless from and against all losses suffered by BCC in connection with:

         (a) any breach by Lessee or any Member of any covenant, agreement, representation or warranty under any Transaction Document,

         (b) any and all uncollected items, including all checks or other negotiable instruments returned to BCC for insufficient funds, and

         (c) any claim, debt, demand, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by BCC, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the Lessee's business or sale thereto, which claim, debt, demand, loss, damage, action , cause of action, liability, cost or expense was not caused by the acts or omissions of BCC or a BCC Affiliate.

         The Lessee shall indemnify BCC as provided herein upon demand and in immediately available funds.


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
         SECTION 8.06 INJUNCTIVE RELIEF. The Lessee and each Member recognize that, in the event the Lessee or any Member fails to perform, observe or discharge any of its or their obligations or liabilities under this Agreement or any of the other Transaction Documents, any remedy of Law may prove to be inadequate relief to BCC; therefore, the Lessee and each Member agree that BCC shall be entitled to temporary and permanent equitable relief in any such case without the necessity of proving actual damages.

         SECTION 8.07 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Lessee, the Member and BCC and their respective personal representatives, heirs, successors and assigns, except that Lessee shall have no right to assign its rights hereunder or any interest herein.

         SECTION 8.08 WAIVERS.

         (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE LESSEE, THE MEMBER AND BCC WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY THE LESSEE, EACH MEMBER AND BCC, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE LESSEE AND/OR THE MEMBER ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE LESSEE, THE MEMBER AND BCC OF ANY KIND OR NATURE, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND WHETHER NOW EXISTING OR HEREAFTER ARISING, AND LESSEE AND THE MEMBER HEREBY AGREE AND CONSENT THAT ANY SUCH ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, IF BCC SO CHOOSES, WITHOUT JURY AND BCC MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE LESSEE AND THE MEMBERS TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

         (b) FURTHER, THE LESSEE AND THE MEMBER WAIVE THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

         (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.


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
         SECTION 8.09 CONFLICT WITH LEASE DOCUMENTS

         This Agreement is subject to the covenants and agreements contained in the Lease and other Lease Documents. In the event of any conflict between the provisions of this Agreement and the Lease Documents, the provisions of the Lease Documents shall control, and nothing contained in this Agreement shall alter or amend or be deemed to alter or amend any provision of the Lease or any other Lease Document.




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
         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Shortfall Funding Agreement to be executed by their respective officers or authorized agents as of the date first above written.




                                       S-1
                          Shortfall Funding Agreement

                           OMITTED EXHIBITS/SCHEDULES



          SCHEDULE A                    MEMBERS OF LESSEE

          EXHIBIT A                     FORM OF NOTE

          EXHIBIT B                     FORM OF LEASEHOLD MORTGAGE

          EXHIBIT C                     FORM OF OPTION AGREEMENT